Exhibit 99.1
Employment Agreement
          This Agreement is entered into as of August 21, 2007, by and between Stephen Bennion (the “Employee”) and Selectica, Inc., a Delaware corporation (the “Company”).
          1. Duties and Scope of Employment.
          (a) Position. For the term of his employment under this Agreement (the “Employment”), the Company agrees to employ the Employee in the position of Vice President of the Company and General Manager of its CPQ Division. The Employee shall report to the Company’s Chief Executive Officer. The Employee hereby resigns his position as a member of the Company’s Board of Directors (the “Board”), effective as of the date of this Agreement.
          (b) Obligations to the Company. During his Employment, the Employee (i) shall devote his full business efforts and time to the Company, (ii) shall not engage in any other employment, consulting or other business activity that would create a conflict of interest with the Company, (iii) shall not assist any person or entity in competing with the Company or in preparing to compete with the Company and (iv) shall comply with the Company’s policies and rules, as they may be in effect from time to time.
          (c) No Conflicting Obligations. The Employee represents and warrants to the Company that he is under no obligations or commitments, whether contractual or otherwise, that are inconsistent with his obligations under this Agreement. The Employee represents and warrants that he will not use or disclose, in connection with his Employment, any trade secrets or other proprietary information or intellectual property in which the Employee or any other person has any right, title or interest and that his Employment will not infringe or violate the rights of any other person.
          2. Cash and Incentive Compensation.
          (a) Salary. The Company shall pay the Employee as compensation for his services a base salary at a gross annual rate of not less than $250,000. Such salary shall be payable in accordance with the Company’s standard payroll procedures. (The annual compensation specified in this Subsection (a), together with any increases in such compensation that the Company may grant from time to time, is referred to in this Agreement as “Base Salary.”)
          (b) Incentive Bonuses. The Employee shall be eligible to be considered for an annual incentive bonus with a target amount equal to 20% of his Base Salary. Such bonus (if any) shall be awarded based on the attainment of strategic objectives by the Company’s CPQ Division. Such objectives shall be established by the Compensation Committee of the Board, and its determinations with respect to such bonus shall be final and binding.
          (c) Equity. The options to purchase shares of the Company’s Common Stock and the restricted shares of the Company’s Common Stock held by the Employee on the date of this Agreement shall remain in effect in accordance with the terms of the applicable Stock Option and Restricted Stock Agreements, except as provided in the next sentence. If the Company sells all or substantially all of the assets that constitute its CPQ Division on the date of this Agreement before the Employee’s Employment terminates, then the sale shall be deemed to be a “Change in Control” for purposes of the Restricted Stock Agreement between the Company and the Employee (but not for purposes of this Agreement or the Stock Option Agreements between the Company and the Employee).
          3. Vacation and Employee Benefits. During his Employment, the Employee shall be eligible for paid vacations in accordance with the Company’s vacation policy, as it may be amended from time to time. During his Employment, the Employee shall be eligible to participate in the employee benefit plans maintained by the Company, subject in each case to the generally applicable terms and conditions of the plan in question and to the determinations of any person or committee administering such plan.
          4. Business Expenses. During his Employment, the Employee shall be authorized to incur necessary and reasonable travel, entertainment and other business expenses in connection with his duties hereunder. The Company shall reimburse the Employee for such expenses upon presentation of an itemized account and appropriate supporting documentation, all in accordance with the Company’s generally applicable policies.
          5. Term of Employment.
          (a) Termination of Employment. The Company may terminate the Employee’s Employment at any time and for any reason (or no reason), and with or without Cause, by giving the Employee notice in writing. The Employee may terminate his Employment by giving the Company 30 days’ advance notice in writing. The Employee’s Employment shall terminate automatically in the event of his death. The termination of the Employee’s Employment shall not limit or otherwise affect his obligations under Section 7.
          (b) Employment at Will. The Employee’s Employment with the Company shall be “at will,” meaning that either the Employee or the Company shall be entitled to terminate the Employee’s Employment at any time and for any reason, with or without Cause. Any contrary representations that may have been made to the Employee shall be superseded by this Agreement. This Agreement shall constitute the full and complete agreement between the Employee and the Company on the “at will” nature of the Employee’s Employment, which may only be changed in an express written agreement signed by the Employee and a duly authorized officer of the Company.
          (c) Rights Upon Termination. Except as expressly provided in Section 6, upon the termination of the Employee’s Employment, the Employee shall only be entitled to the compensation, benefits and expense reimbursements that the Employee has earned under this Agreement before the effective date of the termination. The payments under this Agreement shall fully discharge all responsibilities of the Company to the Employee.
          6. Termination Benefits.

          (a) Preconditions. Any other provision of this Agreement notwithstanding, this Section 6 shall not apply unless the following requirements are satisfied:
               (i) The Employee has executed a general release of all claims that he may then have against the Company or persons affiliated with the Company. The release shall be in a form prescribed by the Company, without alterations. The Company shall deliver the form to the Employee within 30 days after his Employment termination date. The Employee shall execute the release within the period set forth in the form.
               (ii) The Employee has returned all property of the Company in the Employee’s possession.
               (iii) If requested by the Board, the Employee has resigned as a member of the Board and as a member of the Boards of Directors of all subsidiaries of the Company, to the extent applicable.
          (b) Discharge without Cause. If, during the term of this Agreement, the Company terminates the Employee’s Employment for any reason other than Cause or Permanent Disability and Subsection (c) below does not apply, then the Company shall pay the Employee his Base Salary for the period ending on the later of (i) the first anniversary of the date of this Agreement or (ii) the date six months after the termination of his Employment (a “Continuation Period”). Such Base Salary shall be paid at the rate in effect at the time of the termination of Employment and in accordance with the Company’s standard payroll procedures.
          (c) Involuntary Termination after Change in Control. If the Company is subject to a Change in Control before the Employee’s Employment terminates and he is subject to an Involuntary Termination within 12 months after such Change in Control, then the Company shall pay the Employee his Base Salary for the 12-month period following the termination of his Employment (also a “Continuation Period”). Such Base Salary shall be paid at the rate in effect at the time of the termination of Employment and in accordance with the Company’s standard payroll procedures.
          (d) Salary Continuation Payments. The amount of the salary continuation payments under Subsection (b) or (c) above shall be reduced by the amount of any severance pay or pay in lieu of notice that the Employee receives from the Company under a federal or state statute (including, without limitation, the Worker Adjustment and Retraining Notification Act). If the Company determines that the Employee is a “specified employee” under Section 409A(a)(2)(B)(i) of the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations thereunder when his or her employment terminates, then (i) the salary continuation payments under Subsection (b) or (c) above, to the extent not exempt from Section 409A of the Code, shall commence on the earliest practicable date that occurs more than six months after the employment termination date and (ii) the installments that otherwise would have been paid during the first six months following the employment termination date shall be paid in a lump sum on the first day of the seventh month after the employment termination date.

          (e) Health Insurance. If Subsection (b) or (c) above applies, and if the Employee elects to continue health insurance coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”) for himself and, if applicable, his dependents following the termination of his Employment, then the Company shall pay the employer portion of the monthly premium under COBRA for the Employee and, if applicable, such dependents until the earliest of (i) the close of the applicable Continuation Period, (ii) the expiration of the Employee’s continuation coverage under COBRA or (iii) the date when the Employee receives substantially equivalent health insurance coverage in connection with new employment or self-employment.
          (f) Pro Rata Bonus. If Subsection (b) or (c) above applies, then the Company shall also pay the Employee the product of (i) the Employee’s target bonus under Section 2(b) for the fiscal year in which his Employment terminates multiplied by (ii) a fraction, the numerator of which is the number of days for which the Employee was employed by the Company during such fiscal year and the denominator of which is 365.
          (g) Definition of “Cause.” For all purposes under this Agreement, “Cause” shall mean:
               (i) An intentional and unauthorized use or disclosure by the Employee of the Company’s confidential information or trade secrets, which use or disclosure causes material harm to the Company;
               (ii) A willful material breach by the Employee of any agreement between the Employee and the Company;
               (iii) A willful material failure by the Employee to comply with the Company’s written policies or rules;
               (iv) The Employee’s conviction of, or plea of “guilty” or “no contest” to, a felony under the laws of the United States or any State thereof;
               (v) The Employee’s gross negligence or willful misconduct;
               (vi) A willful failure by the Employee to report for work; or
               (vii) A willful failure by the Employee to cooperate in good faith with a governmental or internal investigation of the Company or its directors, officers or employees, if the Company has requested the Employee’s cooperation.
          (h) Definition of “Permanent Disability.” For all purposes under this Agreement, “Permanent Disability” shall mean the Employee’s inability to perform the essential functions of the Employee’s position, with or without reasonable accommodation, for a period of at least 120 consecutive days because of a physical or mental impairment.
          (i) Definition of “Change in Control.” For all purposes under this Agreement, “Change in Control” shall mean:

               (i) The consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization own immediately after such merger, consolidation or other reorganization 50% or more of the voting power of the outstanding securities of each of (A) the continuing or surviving entity and (B) any direct or indirect parent corporation of such continuing or surviving entity;
               (ii) The sale, transfer or other disposition of all or substantially all of the Company’s assets;
               (iii) A change in the composition of the Board, as a result of which fewer than 50% of the incumbent directors are directors who either:
               (A) Had been directors of the Company on the date 24 months prior to the date of such change in the composition of the Board (the “Original Directors”); or
               (B) Were appointed to the Board, or nominated for election to the Board, with the affirmative votes of at least a majority of the aggregate of (I) the Original Directors who were in office at the time of their appointment or nomination and (II) the directors whose appointment or nomination was previously approved in a manner consistent with this Subparagraph (B); or
               (iv) Any transaction as a result of which any person is the “beneficial owner” (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended), directly or indirectly, of securities of the Company representing at least 50% of the total voting power represented by the Company’s then outstanding voting securities. For purposes of this Paragraph (iv), the term “person” shall have the same meaning as when used in sections 13(d) and 14(d) of such Act but shall exclude (A) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or of a parent or subsidiary of the Company and (B) a corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the common stock of the Company.
A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company’s incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
          (j) Definition of “Involuntary Termination.” For all purposes under this Agreement, “Involuntary Termination” shall mean a termination of the Employee’s service that occurs by reason of (i) his involuntary dismissal or discharge by the Company for reasons other than Cause or (ii) his voluntary resignation following (A) a change in his position with the

Company that materially reduces his level of responsibility, (B) a reduction in his level of Base Salary or (C) a relocation of his place of employment by more than 35 miles, provided and only if such change, reduction or relocation is effected by the Company without his consent.
          7. Non-Solicitation and Non-Disclosure.
          (a) Non-Solicitation. During the period commencing on the date of this Agreement and continuing until the first anniversary of the date when the Employee’s Employment terminated for any reason, the Employee shall not directly or indirectly, personally or through others, solicit or attempt to solicit (on the Employee’s own behalf or on behalf of any other person or entity) either (i) the employment of any employee or consultant of the Company or any of the Company’s affiliates or (ii) the business of any customer of the Company or any of the Company’s affiliates.
          (b) Non-Disclosure. The Employee has entered into a Proprietary Information and Inventions Agreement with the Company, which is incorporated herein by this reference.
          8. Successors.
          (a) Company’s Successors. This Agreement shall be binding upon any successor (whether direct or indirect and whether by purchase, lease, merger, consolidation, liquidation or otherwise) to all or substantially all of the Company’s business and/or assets. For all purposes under this Agreement, the term “Company” shall include any successor to the Company’s business and/or assets which becomes bound by this Agreement.
          (b) Employee’s Successors. This Agreement and all rights of the Employee hereunder shall inure to the benefit of, and be enforceable by, the Employee’s personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees.
          9. Arbitration. Any controversy or claim arising out of this Agreement and any and all claims relating to the Employee’s Employment with the Company shall be settled by final and binding arbitration. The arbitration shall take place in Santa Clara County, California, or, at the Employee’s option, the County in which the Employee primarily worked when the arbitrable dispute or claim first arose. The arbitration shall be administered by the American Arbitration Association under its National Rules for the Resolution of Employment Disputes. Any award or finding shall be confidential. The Employee and the Company agree to provide one another with reasonable access to documents and witnesses in connection with the resolution of the dispute. The Employee and the Company shall share the costs of arbitration equally, except that the Company shall bear the cost of the arbitrator’s fee and any other type of expense or cost that the Employee would not be required to bear if the Employee were to bring the dispute or claim in court. Each party shall be responsible for its own attorneys’ fees, and the arbitrator may not award attorneys’ fees unless a statute or contract at issue specifically authorizes such an award. This Section 9 shall not apply to claims for workers’ compensation benefits or unemployment insurance benefits. Injunctive relief and other provisional remedies shall be available in accordance with Section 1281.8 of the California Code of Civil Procedure.

          10. Release of All Claims.
          (a) Release. In consideration for the Company’s entering into this Agreement, to the fullest extent permitted by law, the Employee waives, releases and promises never to assert any claims or causes of action, whether or not now known, against the Company or its predecessors, successors or past or present subsidiaries, stockholders, directors, officers, employees, consultants, attorneys, agents, assigns and employee benefit plans with respect to any matter, including (without limitation) any matter related to the Employee’s Employment, including (without limitation) claims to attorneys’ fees or costs, claims of constructive discharge, emotional distress, defamation, invasion of privacy, fraud, breach of contract or breach of the covenant of good faith and fair dealing and any claims of discrimination or harassment based on sex, race, national origin, disability or any other basis under Title VII of the Civil Rights Act of 1964, the California Fair Employment and Housing Act, the Americans with Disabilities Act and all other laws and regulations relating to employment. However, this release shall cover only those claims that arose prior to the execution of this Agreement and only those claims that may be waived by applicable law. Execution of this Agreement shall not bar any claim that arises hereafter, including (without limitation) a claim for breach of this Agreement. Execution of this Agreement also shall not bar any claim to indemnification under Section 2802 of the California Labor Code, other statutes, the Company’s Certificate of Incorporation or bylaws, or an indemnification agreement between the Company and the Employee.
          (b) Waiver. The Employee expressly waives and releases any and all rights and benefits under Section 1542 of the California Civil Code (or any analogous law of any other state), which reads as follows: “A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”
          11. Miscellaneous Provisions.
          (a) Notice. Notices and all other communications contemplated by this Agreement shall be in writing and shall be deemed to have been duly given when personally delivered, when delivered by FedEx with delivery charges prepaid, or when mailed by U.S. registered or certified mail, return receipt requested and postage prepaid. In the case of the Employee, mailed notices shall be addressed to him at the home address that he most recently communicated to the Company in writing. In the case of the Company, mailed notices shall be addressed to its corporate headquarters, and all notices shall be directed to the attention of its Secretary.
          (b) Modifications and Waivers. No provision of this Agreement shall be modified, waived or discharged unless the modification, waiver or discharge is agreed to in writing and signed by the Employee and by an authorized officer of the Company (other than the Employee). No waiver by either party of any breach of, or of compliance with, any condition or provision of this Agreement by the other party shall be considered a waiver of any other condition or provision or of the same condition or provision at another time.
          (c) Whole Agreement. This Agreement supersedes the Employment Agreement dated August 9, 2006, between the parties. No other agreements, representations or understandings (whether oral or written and whether express or implied) that are not expressly set forth in this Agreement have been made or entered into by either party with respect to the subject matter hereof. This Agreement and the Proprietary Information and Inventions Agreement contain the entire understanding of the parties with respect to the subject matter hereof.
          (d) Taxes. All payments made under this Agreement shall be subject to reduction to reflect taxes or other charges required to be withheld by law. The Company shall not have a duty to design its compensation policies in a manner that minimizes the Employee’s tax liabilities, and the Employee shall not make any claim against the Company or the Board related to tax liabilities arising from the Employee’s compensation.
          (e) Choice of Law and Severability. This Agreement shall be interpreted in accordance with the laws of the State of California (except their provisions governing the choice of law). If any provision of this Agreement becomes or is deemed invalid, illegal or unenforceable in any applicable jurisdiction by reason of the scope, extent or duration of its coverage, then such provision shall be deemed amended to the minimum extent necessary to conform to applicable law so as to be valid and enforceable or, if such provision cannot be so amended without materially altering the intention of the parties, then such provision shall be stricken and the remainder of this Agreement shall continue in full force and effect. If any provision of this Agreement is rendered illegal by any present or future statute, law, ordinance or regulation (collectively the “Law”), then such provision shall be curtailed or limited only to the minimum extent necessary to bring such provision into compliance with the Law. All the other terms and provisions of this Agreement shall continue in full force and effect without impairment or limitation.
          (f) No Assignment. This Agreement and all rights and obligations of the Employee hereunder are personal to the Employee and may not be transferred or assigned by the Employee at any time. The Company may assign its rights under this Agreement to any entity that assumes the Company’s obligations hereunder in connection with any sale or transfer of all or a substantial portion of the Company’s assets to such entity.
          (g) Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, each of the parties has executed this Agreement, in the case of the Company by its duly authorized officer, as of the day and year first above written.

Selectica, Inc.

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